Exhibit 10.1

GLOBAL AMENDMENT TO PROMISSORY NOTES

This GLOBAL AMENDMENT TO PROMISSORY NOTES (the “Amendment”) is dated effective as of January 11, 2024 (the “Amendment Effective Date”), by and between EzFill Holdings, Inc., a Delaware Corporation (the “Company”) and Next Charging, LLC a Florida limited liability company (“Next” and together with the Company, the “Parties”).

WHEREAS, the Company and Next entered into and executed certain Promissory Notes, dated as of, July 5, 2023; August 2, 2023; August 30, 2023; September 6, 2023; September 13, 2023; November 3, 2023; November 21, 2023; December 4, 2023; December 13, 2023; December 18, 2023; and December 20, 2023 (collectively the “Notes”); and

WHEREAS, the Company and Next would like to amend the Notes to add certain terms to the Notes.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Notes, except as otherwise specifically set forth herein.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Notes, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

4. Amendment to Notes.

The following language shall be added to the end of Section 8:

The conversion price (as adjusted, the “Conversion Price”) shall equal the greater of the average VWAP over the ten (10) Trading Day period prior to the conversion date; or (b) $0.70 (the “Floor Price”). Notwithstanding anything to the contrary contained in this Note the Lender and the Borrower agree that the total cumulative number of Common Shares issued to Lender hereunder together with all other Transaction Documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Shareholder Approval. If the Borrower is unable to obtain Shareholder Approval to issue Common Shares to the Lender in excess of the Nasdaq 19.99% Cap, any remaining outstanding balance of this Note must be repaid in cash at the request of the Lender.

The following section shall be added to the Notes as Section 10.15:

10.15 Adjustment Due to Stock Split by Borrower. If, at any time when this Note is issued and outstanding and prior to conversion of all of the Notes Borrower shall: (i) subdivides outstanding shares of its Common Stock into a larger number of shares, or (ii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then in each case the number of shares and the price for any conversion under this Note shall be adjusted in alignment with, in accordance with, and by the same ratios or multipliers of, any such subdivision, split, reverse split set forth in items (i) and (ii) of this subsection.

6. Not a Novation. This Amendment is a modification of the Notes only and not a novation.

7. Effect on Notes. Except as expressly amended by this Amendment, all of the terms and provisions of the Notes shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

8. Execution. This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf’ format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf’ signature page was an original thereof.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

NEXT CHARGING, LLC

By:
Name:
Title:

EZFILL HOLDINGS, INC.

By:
Name:	Yehuda Levy
Title:	Interim Chief Executive Officer

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